UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Item 1.    Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Annual Report
September 30, 2010

Fort Dearborn Income Securities, Inc.

November 12, 2010

Dear shareholder,
We present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2010.

Performance
For the 12 months ended September 30, 2010, the Fund returned 12.98% on a net asset value basis, and 17.71% on a market price basis. Over the same period, the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a return of 14.74% on a net asset value basis, and 18.59% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), gained 13.45%.* (For more performance information, please refer to “Performance at a glance” on page 7.)	Fort Dearborn Income
Securities, Inc.

Investment goal:
Current income consistent with external interest rate conditions and total return

Portfolio Manager:
Michael Dow
UBS Global Asset Management
(Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

On an NAV basis, the Fund underperformed its peer group and its benchmark during the reporting period. The Fund’s slight underperformance during the review period was primarily attributable to the Fund’s fees and expenses, which are not included in the Index return. During the period, neither the Fund nor the Index used leverage, though some funds in its Lipper peer group may use leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV per share during the 12-month reporting period. During that time, the Fund’s average discount was 9.9%, which was greater than the median discount of 5.1% of its Lipper peer group over the same period, according to data provided by Lipper, Inc. As of September 30, 2010, the Fund was trading at a discount of 6.9%, while the median discount of its Lipper peer group was 3.3%.

*	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (7+ years),75% Barclays Capital US Credit Index (7+ years),10% Barclays Capital US MBS Fixed Rate Index (all maturities) and 10% Barclays Capital US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

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Fort Dearborn Income Securities, Inc.

A fund trades at a discount when the market price at which its shares trade is less than its NAV per share. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	While certain economic data moderated toward the end of the review period, the economy, overall, continued to expand. The recession that started in December 2007 ended in June 2009, making it the longest since World War II.[1] Economic growth was supported by the federal government’s $787 billion stimulus program, increased consumer spending and improved manufacturing activity, as companies moved to rebuild inventories amid rising demand.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Although the economy continued to moderately expand during the reporting period, the Fed remained concerned about elevated unemployment, which stood at 9.6% at the end of September 2010. As a result, the Fed maintained its highly accommodative monetary policy, keeping the fed funds rate within a range of 0.00% to 0.25%—an historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed has now held short-term interest rates steady since December 2008. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months.... The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations,

[1]	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale/retail sales.”

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Fort Dearborn Income Securities, Inc.

are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

During a speech in October 2010 (after the reporting period ended), Fed Chairman Bernanke expressed concerns regarding the current state of the overall economy. He also alluded to the possibility of another round of quantitative easing, saying that the Fed “is prepared to provide additional accommodation if needed to support the economic recovery and to return inflation over time to levels consistent with our mandate.” It was no surprise then, when, in November, the Fed announced it would purchase an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

Q.	How did the bond market perform during the reporting period?
A.	The US bond market produced positive results with many spread sectors (non-Treasuries) generating strong returns over much of the reporting period. Supporting the spread sectors was the Fed’s ongoing commitment to keep short-term interest rates at historically low levels. As a result, some investors were willing to assume greater risks in order to generate additional income from their investments.

Strong demand for the spread sectors diminished in May and August, in the wake of the sovereign debt crisis in Europe and concerns regarding the sustainability of the US economic recovery. However, risk aversion proved to be only temporary, as investors again returned to the spread sectors in June, July and September in order to capture the potential for higher yields. Overall, for the 12 months ended September 30, 2010, the US bond market, as measured by the Barclays Capital US Aggregate Index,[2] returned 8.16%.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	We tactically adjusted the Fund’s duration, which measures a portfolio’s sensitivity to changes in interest rates, over the reporting period. During the first half of the review period, the Fund’s duration was largely in line with the Index. In March 2010, we shortened the Fund’s

[2]	The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, fixed-rate taxable bond market. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

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Fort Dearborn Income Securities, Inc.

duration slightly, relative to the Index, in anticipation of interest rates rising, given signs that the economy was strengthening. As the review period progressed and economic conditions weakened, we adjusted the Fund’s duration back to a neutral position versus the Index. Overall, the Fund’s duration had a minimal impact on its performance during the review period.

Q.	How did the Fund’s yield curve positioning affect performance during the review period?
A.	On an overall basis, the Fund’s yield curve positioning slightly detracted from results. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but different maturity dates.) When the review period began, the yield curve was fairly steep. Given our expectations for the yield curve to flatten, we were overweight to the over 10-year portion of the curve and underweight to the five- to eight-year segment of the curve. This positioning was not initially rewarded, because the yield curve steepened further during the first half of the period, as short-term rates were largely anchored by the Fed’s assurances that it would keep the fed funds rate unchanged. In contrast, longer-term rates moved higher, given expectations for future inflation.

However, the yield curve subsequently flattened in the second half of the review period as the economy weakened and there were expectations that the Fed would initiate another round of quantitative easing. As such, our yield curve flattening bias was beneficial as longer-term yields declined more than their short-term counterparts. Toward the end of the period, we modified the Fund’s yield curve exposure to be more in line with the Index due to uncertainty around the implementation of additional monetary accommodation.

Q.	How did you manage the Fund’s portfolio during the reporting period?
A.	As discussed, investor risk appetite was robust during much of the reporting period, given the low interest rate environment. As such, the spread sectors generally outperformed Treasuries during the reporting period. Against this backdrop, the Fund’s overweight to the spread sectors was largely beneficial for performance.

Within the spread sectors, the Fund’s out-of-index exposure to commercial mortgage-backed securities (CMBS) was the largest contributor to results. We were drawn to this sector given its attractive valuations and what we felt was a compelling risk/reward opportunity. CMBS performed well, in part, due to signs that the commercial real

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Fort Dearborn Income Securities, Inc.

estate market may be stabilizing. In addition, investor demand for CMBS was strong, given their attractive yields. Security selection within the CMBS sector was also positive for performance, as we emphasized higher-quality issues that were often at or near the top of the capital structure since we found them attractively valued.

The Fund’s out-of-index asset-backed securities (ABS) exposure also enhanced its results. Throughout the period, we emphasized BBB-rated credit card receivables since they continued to perform well as their spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—narrowed.

The Fund’s individual corporate bond holdings produced mixed results whereas relative corporate sector allocation was a negative contributor to performance during the period. In particular, the Fund’s overweight to financials hurt performance, as their spreads meaningfully widened during the flights to quality, despite spread tightening during other times within the review period. However, the negative effects of this overweight position were largely offset by strong security selection. For example, the Fund’s individual corporate bond positions within the financial sector and, to a lesser extent, the industrial sector, were beneficial for results.

Q.	Were there any adjustments made to the Fund’s positioning during the reporting period?
A.	We modestly reduced the Fund’s overall credit quality in order to capture high yields. We also pared the Fund’s exposure to Treasury securities during the second half of the period, as their yields fell to historically low rates and we found more attractive opportunities in the spread sectors. Overall, these adjustments contributed to performance during the fiscal year.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Despite signs of moderating economic growth and continued pockets of weakness, we do not feel that the US will experience a double-dip recession. We also feel that the Fed’s quantitative easing efforts will be supportive of an ongoing, albeit tepid, economic expansion.

Against this backdrop, it is our belief that Treasury yields will remain low, thus spurring continued strong investor demand for the spread sectors. We believe the Fund is well-positioned as we continue to overweight spread sectors.

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Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended September 30, 2010. The views and opinions in the letter were current as of November 12, 2010. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 9/30/2010

Net asset value returns	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	12.98%	7.39%	7.57%

Lipper Corporate Debt Funds BBB-Rated median	14.74%	6.20%	6.82%

Market price returns

Fort Dearborn Income Securities, Inc.	17.71%	8.55%	8.59%

Lipper Corporate Debt Funds BBB-Rated median	18.59%	7.06%	8.08%

Index returns

Investment Grade Bond Index(1)	13.45%	7.00%	7.95%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1)	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays Capital US Agency Index (7+ years), 75% Barclays Capital US Credit Index (7+ years),10% Barclays Capital US MBS Fixed Rate Index (all maturities) and 10% Barclays Capital US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

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Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics(1)	09/30/10	03/31/10	09/30/09

Net asset value	$17.35	$16.22	$16.50

Market price	$16.15	$14.67	$14.85

12-month dividends/distributions	$1.1940	$1.0340	$0.7200

Dividend/distribution at period-end	$0.2500	$0.2000	$0.1700

Net assets (mm)	$152.2	$142.3	$144.8

Weighted average maturity (yrs.)	16.1	18.0	17.9

Modified duration (yrs.)(2)	9.0	8.5	8.9

Credit quality(3)	09/30/10	03/31/10	09/30/09

AAA	15.1%	18.6%	17.8%

AA	6.8	6.1	8.9

A	34.3	34.7	36.6

BBB	37.3	36.3	33.6

BB	0.6	0.5	0.6

B	0.1	0.2	—

CCC and Below	—	0.0	0.2

Non-rated	2.4	1.5	0.3

Cash equivalents	2.2	1.4	0.9

Other assets, less liabilities	1.2	0.7	1.1

Total	100.0%	100.0%	100.0%

(1)	Prices and other characteristics will vary over time.

(2)	Modified duration is the change in price, expressed in years, expected in response to each 1% change in yield of the portfolio’s holdings.

(3)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

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Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of September 30, 2010 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.71%
Auto components	0.50
Automobiles	0.76
Banks	0.51
Beverages	0.54
Biotechnology	0.60
Building materials	0.34
Capital markets	3.14
Chemicals	0.86
Commercial banks	5.66
Commercial services & supplies	1.37
Communications equipment	0.89
Consumer finance	1.64
Diversified financial services	7.38
Diversified telecommunication services	5.26
Electric utilities	6.02
Energy equipment & services	0.76
Food & staples retailing	2.80
Food products	1.26
Health care providers & services	1.45
Household durables	0.36
Insurance	4.16
Leisure equipment & products	0.25
Media	5.43
Metals & mining	1.18
Multiline retail	0.48
Multi-utilities	0.75
Office electronics	0.41
Oil, gas & consumable fuels	8.14
Paper & forest products	0.20
Pharmaceuticals	2.57
Real estate investment trust (REIT)	0.49
Road & rail	1.01
Software	0.45
Tobacco	1.94
Wireless telecommunication services	1.29

Total corporate bonds	71.56%

Asset-backed securities	1.00
Commercial mortgage-backed securities	1.81
Mortgage & agency debt securities	4.81
Municipal bonds	5.50

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Fort Dearborn Income Securities, Inc.

Industry diversification (concluded)
As a percentage of net assets
As of September 30, 2010 (unaudited)

Bonds (concluded)
US government obligations	9.64%
Non US-government obligations	2.27

Total bonds	96.59%
Preferred stock	0.02
Short-term investment	2.17

Total investments	98.78%
Cash and other assets, less liabilities	1.22

Net assets	100.00%

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Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—96.59%

Corporate bonds—71.56%

Australia—0.33%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19	$355,000	$495,396

Bermuda—0.11%
Validus Holdings Ltd.,
8.875%, due 01/26/40	150,000	163,676

Brazil—0.26%
Petrobras International Finance Co.,
6.875%, due 01/20/40	350,000	400,660

Canada—2.22%
Anadarko Finance Co., Series B,
7.500%, due 05/01/31	490,000	529,940

Canadian National Railway Co.,
6.900%, due 07/15/28	285,000	366,509

Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	435,000	463,867

EnCana Corp.,
6.500%, due 05/15/19	440,000	538,597

Petro-Canada,
6.800%, due 05/15/38	520,000	616,392

Teck Resources Ltd.,
10.750%, due 05/15/19	184,000	231,711

TransCanada PipeLines Ltd.,
7.125%, due 01/15/19	500,000	633,485

Total Canada corporate bonds		3,380,501

Cayman Islands—1.28%

Transocean, Inc.,
6.800%, due 03/15/38	535,000	548,594

7.500%, due 04/15/31	575,000	601,041

Vale Overseas Ltd.,
4.625%, due 09/15/20	765,000	790,122

Total Cayman Islands corporate bonds		1,939,757

France—0.26%
Electricite De France,
5.600%, due 01/27/40(1)	350,000	388,576

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Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Isle of Man—0.17%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	$250,000	$264,471

Luxembourg—1.24%
Covidien International Finance SA,
4.200%, due 06/15/20	440,000	468,958

Enel Finance International SA,
6.000%, due 10/07/39(1)	365,000	377,382

Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	1,045,666

Total Luxembourg corporate bonds		1,892,006

Malaysia—0.13%
Petronas Capital Ltd.,
5.250%, due 08/12/19(1)	175,000	195,534

Mexico—0.93%
America Movil SAB de CV,
5.000%, due 03/30/20	625,000	674,086

Pemex Project Funding Master Trust,
5.750%, due 03/01/18	685,000	750,714

Total Mexico corporate bonds		1,424,800

Netherlands—1.05%
E.ON International Finance BV,
6.650%, due 04/30/38(1)	350,000	451,093

EDP Finance BV,
6.000%, due 02/02/18(1)	350,000	360,041

Shell International Finance BV,
3.100%, due 06/28/15	360,000	378,999

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26(1)	350,000	411,445

Total Netherlands corporate bonds		1,601,578

Netherlands Antilles—0.34%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	500,000	523,044

Qatar—0.36%
Qtel International Finance Ltd.,
7.875%, due 06/10/19(1)	455,000	550,556

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Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Switzerland—0.27%
Credit Suisse,
6.000%, due 02/15/18	$370,000	$408,615

United Kingdom—2.08%
Barclays Bank PLC,
6.750%, due 05/22/19	385,000	457,521

BP Capital Markets PLC,
3.875%, due 03/10/15	740,000	769,915

British Telecommunications PLC,
9.875%, due 12/15/30	555,000	772,762

Royal Bank of Scotland PLC,
5.625%, due 08/24/20	380,000	398,416

Vodafone Group PLC,
5.450%, due 06/10/19	325,000	376,104

6.150%, due 02/27/37	340,000	398,164

Total United Kingdom corporate bonds		3,172,882

United States—60.53%
Abbey National Capital Trust I,
8.963%, due 06/30/30(2),(3)	300,000	326,541

Aflac, Inc.,
6.450%, due 08/15/40	325,000	338,387

Allergan, Inc.,
5.750%, due 04/01/16	495,000	587,611

Allstate Corp.,
5.350%, due 06/01/33	575,000	583,029

Alltel Corp.,
7.875%, due 07/01/32	300,000	399,536

Ally Financial, Inc.,
6.875%, due 09/15/11	202,000	208,312

Altria Group, Inc.,
9.700%, due 11/10/18	310,000	419,617

9.950%, due 11/10/38	480,000	691,654

American Express Credit Corp.,
5.125%, due 08/25/14	1,000,000	1,107,747

American International Group, Inc.,
5.850%, due 01/16/18	800,000	828,000

Amgen, Inc.,
6.400%, due 02/01/39	325,000	393,501

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Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	$375,000	$409,473

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	473,272

Apache Corp.,
5.100%, due 09/01/40	625,000	628,782

Archer-Daniels-Midland Co.,
7.000%, due 02/01/31	300,000	381,831

AT&T, Inc.,
5.350%, due 09/01/40(1)	517,000	519,436

6.500%, due 09/01/37	2,550,000	2,950,230

AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	176,497

Bank of America Corp.,
5.420%, due 03/15/17	2,200,000	2,253,022

Bank of America N.A.,
6.000%, due 10/15/36	500,000	496,732

Bear Stearns Cos. LLC,
7.250%, due 02/01/18	1,310,000	1,595,757

BorgWarner, Inc.,
4.625%, due 09/15/20	750,000	761,644

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	350,000	405,648

Browning-Ferris Industries, Inc.,
7.400%, due 09/15/35	250,000	309,768

Burlington Northern Santa Fe LLC,
5.050%, due 03/01/41	750,000	747,670

Capital One Bank USA N.A.,
8.800%, due 07/15/19	375,000	479,274

Capital One Capital VI,
8.875%, due 05/15/40	325,000	341,250

Capital One Financial Corp.,
7.375%, due 05/23/14	500,000	583,676

Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	340,000	394,155

CenterPoint Energy Resources Corp.,
6.000%, due 05/15/18	285,000	327,777

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Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
CenturyLink, Inc., Series P,
7.600%, due 09/15/39	$200,000	$195,687

Cisco Systems, Inc.,
5.900%, due 02/15/39	655,000	756,980

Citigroup, Inc.,
6.125%, due 05/15/18	700,000	763,708

8.125%, due 07/15/39	775,000	978,968

CNA Financial Corp.,
5.875%, due 08/15/20	150,000	152,950

Comcast Corp.,
6.950%, due 08/15/37	2,250,000	2,638,327

ConocoPhillips,
6.500%, due 02/01/39	925,000	1,158,616

Consolidated Edison Co., Inc.,
7.125%, due 12/01/18	400,000	514,648

Corning, Inc.,
5.750%, due 08/15/40	350,000	371,271

CVS Caremark Corp.,
6.125%, due 09/15/39	425,000	469,172

6.250%, due 06/01/27	500,000	570,044

Daimler Finance North America LLC,
8.500%, due 01/18/31	845,000	1,161,494

DirecTV Holdings LLC,
6.000%, due 08/15/40	375,000	387,290

7.625%, due 05/15/16	730,000	813,950

Discover Bank,
8.700%, due 11/18/19	250,000	294,988

Discovery Communications LLC,
3.700%, due 06/01/15	350,000	370,873

Dominion Resources, Inc.,
Series B,
5.950%, due 06/15/35	495,000	562,145

Dow Chemical Co.,
8.550%, due 05/15/19	250,000	315,672

DTE Energy Co.,
6.350%, due 06/01/16	500,000	584,894

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Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Duke Energy Carolinas LLC,
6.050%, due 04/15/38	$350,000	$417,166

Eli Lilly & Co.,
5.500%, due 03/15/27	285,000	323,174

Enterprise Products Operating LLC,
6.125%, due 10/15/39	500,000	538,184

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	440,000	506,902

8.000%, due 01/15/11(1)	475,000	483,960

Exelon Generation Co. LLC,
5.350%, due 01/15/14	130,000	144,153

Fidelity National Financial, Inc.,
6.600%, due 05/15/17	150,000	154,784

FirstEnergy Solutions Corp.,
6.800%, due 08/15/39	625,000	629,831

Florida Power Corp.,
6.350%, due 09/15/37	215,000	263,653

FPL Group Capital, Inc.,
6.650%, due 06/15/67(2)	200,000	192,000

General Electric Capital Corp.,
5.875%, due 01/14/38	1,745,000	1,772,257

6.875%, due 01/10/39	745,000	855,554

Genzyme Corp.,
3.625%, due 06/15/15(1)	350,000	371,157

GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	600,000	745,840

Goldman Sachs Group, Inc.,
5.375%, due 03/15/20	140,000	147,562

6.150%, due 04/01/18	1,026,000	1,138,050

6.750%, due 10/01/37	570,000	592,472

Harris Corp.,
6.375%, due 06/15/19	200,000	232,187

Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	590,000	541,234

Hasbro, Inc.,
6.350%, due 03/15/40	365,000	375,363

16

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
HSBC Bank USA N.A.,
4.875%, due 08/24/20	$250,000	$260,750

5.625%, due 08/15/35	855,000	863,526

International Lease Finance Corp.,
7.125%, due 09/01/18(1)	750,000	808,125

International Paper Co.,
9.375%, due 05/15/19	235,000	304,862

JP Morgan Chase Capital XXII,
Series V,
6.450%, due 02/02/37	475,000	475,658

JP Morgan Chase Capital XXV,
Series Y,
6.800%, due 10/01/37	1,100,000	1,118,054

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	711,818

Kraft Foods, Inc.,
6.875%, due 02/01/38	430,000	521,430

6.875%, due 01/26/39	440,000	535,755

Kroger Co.,
6.900%, due 04/15/38	650,000	804,111

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17(4),(5),(6)	585,000	0

6.875%, due 05/02/18(6)	785,000	184,475

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	152,930

Lockheed Martin Corp.,
5.500%, due 11/15/39	450,000	496,087

Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39(1)	275,000	375,804

Merck & Co., Inc.,
6.400%, due 03/01/28	520,000	641,014

6.550%, due 09/15/37	525,000	678,491

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	413,695

6.875%, due 04/25/18	365,000	409,419

MetLife, Inc.,
6.400%, due 12/15/36	525,000	490,875

17

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Morgan Stanley,
5.500%, due 01/26/20	$350,000	$359,748

Series F,
5.625%, due 09/23/19	600,000	624,691

6.625%, due 04/01/18	900,000	997,789

7.250%, due 04/01/32	355,000	413,900

Mosaic Co.,
7.375%, due 12/01/14(1)	950,000	990,086

Motiva Enterprises LLC,
6.850%, due 01/15/40(1)	340,000	407,503

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	229,122

Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31(1)	400,000	427,524

News America, Inc.,
6.200%, due 12/15/34	695,000	750,790

6.900%, due 08/15/39	350,000	412,454

Nisource Finance Corp.,
10.750%, due 03/15/16	605,000	799,134

Norfolk Southern Corp.,
5.590%, due 05/17/25	200,000	221,509

NuStar Logistics LP,
7.650%, due 04/15/18	975,000	1,183,614

Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	425,000	520,551

7.000%, due 09/01/22	380,000	477,356

ONEOK Partners LP,
8.625%, due 03/01/19	215,000	278,818

Oracle Corp.,
6.500%, due 04/15/38	550,000	683,176

Owens Corning,
6.500%, due 12/01/16	475,000	513,890

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	612,173

8.250%, due 10/15/18	275,000	365,342

Pacific Life Insurance Co.,
9.250%, due 06/15/39(1)	350,000	442,272

18

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
PepsiCo, Inc.,
7.900%, due 11/01/18	$260,000	$346,391

Philip Morris International, Inc.,
5.650%, due 05/16/18	1,200,000	1,404,967

Principal Financial Group, Inc.,
8.875%, due 05/15/19	295,000	388,255

Progressive Corp.,
6.250%, due 12/01/32	275,000	298,419

ProLogis, REIT,
5.625%, due 11/15/15	760,000	743,518

Prudential Financial, Inc.,
Series C,
5.400%, due 06/13/35	425,000	410,361

PSEG Power LLC,
8.625%, due 04/15/31	695,000	940,362

Qwest Corp.,
7.625%, due 06/15/15	340,000	387,600

Republic Services, Inc.,
6.200%, due 03/01/40	425,000	480,400

Reynolds American, Inc.,
7.250%, due 06/15/37	425,000	446,183

Safeway, Inc.,
7.450%, due 09/15/27	725,000	919,360

SC Johnson & Son, Inc.,
4.800%, due 09/01/40(1)	555,000	547,168

SLM Corp.,
8.000%, due 03/25/20	360,000	357,238

South Carolina Electric & Gas Co.,
6.050%, due 01/15/38	280,000	328,708

Southern California Edison Co.,
6.650%, due 04/01/29	320,000	391,217

Southern Copper Corp.,
6.750%, due 04/16/40	250,000	272,953

Southwestern Electric Power Co.,
6.450%, due 01/15/19	500,000	569,796

19

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Sprint Capital Corp.,
6.875%, due 11/15/28	$200,000	$183,000

SunTrust Bank,
7.250%, due 03/15/18	335,000	380,982

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	295,000	325,015

Target Corp.,
6.500%, due 10/15/37	290,000	355,045

7.000%, due 07/15/31	305,000	383,437

Time Warner Cable, Inc.,
6.550%, due 05/01/37	305,000	343,973

7.300%, due 07/01/38	600,000	737,005

8.750%, due 02/14/19	410,000	541,444

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	1,277,035

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	409,749

Union Electric Co.,
6.700%, due 02/01/19	340,000	413,364

Union Pacific Corp.,
5.780%, due 07/15/40(1)	180,000	198,331

United Technologies Corp.,
5.700%, due 04/15/40	500,000	572,765

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	865,000	1,034,952

Valero Energy Corp.,
6.125%, due 02/01/20	210,000	228,880

6.625%, due 06/15/37	130,000	130,552

7.500%, due 04/15/32	400,000	436,189

Verizon Communications, Inc.,
6.900%, due 04/15/38	195,000	237,054

Verizon New York, Inc.,
Series B,
7.375%, due 04/01/32	1,085,000	1,280,259

Virginia Electric & Power Co.,
6.350%, due 11/30/37	165,000	201,897

20

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Wachovia Bank N.A.,
5.850%, due 02/01/37	$755,000	$775,823

Wal-Mart Stores, Inc.,
3.625%, due 07/08/20	725,000	757,811

6.500%, due 08/15/37	600,000	748,785

Washington Mutual Bank,
5.500%, due 01/15/13(6)	750,000	1,500

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(1),(3),(4),(6),(7)	1,300,000	94,250

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	813,177

WellPoint, Inc.,
5.850%, due 01/15/36	380,000	399,614

7.000%, due 02/15/19	250,000	304,427

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	750,000	778,472

Wells Fargo Capital X,
5.950%, due 12/01/36	475,000	462,791

Wells Fargo Capital XIII,
7.700%, due 03/26/13(2),(3)	500,000	518,750

Williams Cos., Inc.,
8.750%, due 03/15/32	285,000	357,137

Williams Partners LP,
6.300%, due 04/15/40	275,000	303,150

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	246,964

WM Wrigley Jr. Co.,
3.700%, due 06/30/14(1)	465,000	481,519

Xerox Corp.,
6.350%, due 05/15/18	540,000	626,491

Total United States corporate bonds		92,139,795

Total corporate bonds (cost—$99,697,042)		108,941,847

21

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—1.00%

United States—1.00%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.456%, due 08/25/35(2)	$134,052	$128,106

Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	518,556

Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19	300,000	327,000

MBNA Credit Card Master Note Trust,
Series 2004-B1, Class B1,
4.450%, due 08/15/16	500,000	541,823

Total asset-backed securities (cost—$1,258,344)		1,515,485

Commercial mortgage-backed securities—1.81%

United States—1.81%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.699%, due 04/10/49(2)	475,000	397,146

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	1,100,000	1,015,520

Series 2006-GG7, Class A4,
6.080%, due 07/10/38(2)	1,225,000	1,342,188

Total commercial mortgage-backed securities (cost—$2,131,946)	2,754,854

Mortgage & agency debt securities—4.81%

United States—4.81%
Federal Home Loan Mortgage Corp.,(8)
3.750%, due 03/27/19	2,500,000	2,718,385

5.000%, due 01/30/14	30,000	33,868

Federal Home Loan Mortgage Corp. Gold Pools,(8)
#E01127,
6.500%, due 02/01/17	71,181	76,690

Federal National Mortgage Association Pools,(8)
#688066,
5.500%, due 03/01/33	229,608	248,205

#793666,
5.500%, due 09/01/34	1,229,710	1,320,691

22

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Federal National Mortgage Association Pools (concluded)
#802481,
5.500%, due 11/01/34	$208,646	$224,819

#596124,
6.000%, due 11/01/28	160,162	173,417

#253824,
7.000%, due 03/01/31	82,515	93,250

Federal National Mortgage Association REMIC,(8)
Series 1993-106, Class Z,
7.000%, due 06/25/13	23,782	25,303

Government National Mortgage Association Pools,
#701813,
4.500%, due 04/15/39	682,618	719,500

#781029,
6.500%, due 05/15/29	46,371	52,175

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	932,672

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	672,054	698,494

Total mortgage & agency debt securities (cost—$7,230,760)		7,317,469

Municipal bonds—5.50%

California—1.12%
Los Angeles Unified School District
6.758%, due 07/01/34	150,000	169,649

State of California General Obligation Bonds
6.650%, due 03/01/22	300,000	330,558

7.300%, due 10/01/39	570,000	604,377

7.550%, due 04/01/39	365,000	398,291

University of California Revenue Bonds,
Series 2009,
5.770%, due 05/15/43	195,000	205,395

		1,708,270

Illinois—1.30%
Illinois State Taxable Pension
5.100%, due 06/01/33	2,350,000	1,980,274

23

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Municipal bonds—(concluded)

New Jersey—2.48%
New Jersey Economic Development Authority Revenue Bonds,
Series B,
4.211%, due 02/15/18(9)	$5,000,000	$3,600,600

New Jersey State Turnpike Authority Revenue Bonds,
Series F,
7.414%, due 01/01/40	140,000	174,653

		3,775,253

New York—0.19%
New York State Urban Development Corp. Revenue Bonds
5.770%, due 03/15/39	265,000	284,030

Pennsylvania—0.20%
Commonwealth of Pennsylvania General Obligation
5.350%, due 05/01/30	300,000	308,367

Tennessee—0.21%
Metropolitan Government of Nashville & Davidson
County Convention Center Authority Revenue Bonds
6.731%, due 07/01/43	300,000	322,632

Total municipal bonds (cost—$7,681,414)		8,378,826

US government obligations—9.64%
US Treasury Bond,
4.375%, due 05/15/40	850,000	954,660

US Treasury Notes,
0.375%, due 08/31/12	740,000	739,451

0.625%, due 07/31/12	2,060,000	2,068,611

1.250%, due 08/31/15	140,000	139,956

1.875%, due 06/30/15	220,000	226,703

2.625%, due 08/15/20	9,560,000	9,649,625

4.125%, due 05/15/15	790,000	895,354

Total US government obligations (cost—$14,605,311)		14,674,360

Non US-government obligations—2.27%

Brazil—1.53%
Brazilian Government International Bond,
8.250%, due 01/20/34	900,000	1,300,500

8.875%, due 04/15/24	700,000	1,025,500

		2,326,000

24

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

	Face
Security description	amount	Value

Bonds—(concluded)

Non US-government obligations—(concluded)

Mexico—0.74%
United Mexican States,
8.300%, due 08/15/31	$800,000	$1,138,000

Total Non US-government obligations (cost—$2,882,906)		3,464,000

Total bonds (cost—$135,487,723)		147,046,841

	Shares

Preferred stock—0.02%

United States—0.02%
Ally Financial, Inc.
7.000%, due 12/31/11(1),(10) (cost—$34,713)	42	38,535

Short-term investment—2.17%

Investment company—2.17%
UBS Cash Management Prime Relationship Fund,(11) (cost—$3,298,054)	3,298,054	3,298,054

Total investments—98.78% (cost—$138,820,490)		150,383,430

Cash and other assets, less liabilities—1.22%		1,858,035

Net assets—100.00%		$152,241,465

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $138,857,759; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,263,912

Gross unrealized depreciation	(3,738,241)

Net unrealized appreciation of investments	$11,525,671

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the value of these securities amounted to $9,427,199 or 6.19% of net assets.
(2)	Floating rate security—The interest rates shown are the current rates as of September 30, 2010.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is illiquid. At September 30, 2010, the value of these securities amounted to $94,250 or 0.06% of net assets.

25

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

(5)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At September 30, 2010, the value of this security amounted to $0 or 0.00% of net assets.
(6)	Security is in default.
(7)	This security, which represents 0.06% of net assets as of September 30, 2010, is considered restricted. (See restricted security table below for more information.)

09/30/10
			Acquisition		Market
			cost as a	09/30/10	value as a
Restricted	Acquisition	Acquisition	percentage	Market	percentage
security	dates	cost	of net assets	value	of net assets

Washington Mutual Preferred Funding LLC,	10/19/07-
9.750%, due 12/15/17	11/02/07	$1,299,750	0.85%	$94,250	0.06%

(8)	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(9)	Rate shown reflects annualized yield at September 30, 2010 on zero coupon bond.
(10)	This security is subject to perpetual call and may be called in full or partially on or anytime after December 31, 2011.
(11)	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Cash Management Prime Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
Security	Value	year ended	year ended	Value	the year ended
description	09/30/09	09/30/10	09/30/10	09/30/10	09/30/10

UBS Cash Management Prime Relationship Fund	$1,324,178	$53,982,626	$52,008,750	$3,298,054	$7,598

GSR	Goldman Sachs Residential
REIT	Real estate investment trust
REMIC	Real Estate Mortgage Investment Conduit

26

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2010

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments:

Measurements at 09/30/10

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$108,847,597	$94,250	$108,941,847

Asset-backed securities	—	1,515,485	—	1,515,485

Commercial mortgage-backed securities	—	2,754,854	—	2,754,854

Mortgage & agency debt securities	—	7,317,469	—	7,317,469

Municipal bonds	—	8,378,826	—	8,378,826

US government obligations	—	14,674,360	—	14,674,360

Non US-government obligations	—	3,464,000	—	3,464,000

Preferred stock	—	38,535	—	38,535

Short-term investment	—	3,298,054	—	3,298,054

Total	$—	$150,289,180	$94,250	$150,383,430

At September 30, 2010, there were no transfers between Level 1 and Level 2.

Level 3 rollforward disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Total

Assets
Beginning balance	$14,875	$14,875

Total gains or losses (realized/unrealized) included in earnings(1)	81,250	81,250

Purchases, sales, issuances, and settlements (net)	—	—

Transfers in and/or out of Level 3	(1,875)	(1,875)

Ending balance	$94,250	$94,250

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 09/30/10.	$87,817	$87,817

(1)	Does not include unrealized losses of $59 related to transferred assets, presented at their end of period value.

27

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—September 30, 2010

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$135,522,436)	$147,085,376

Investments in affiliated issuers, at value (cost—$3,298,054)	3,298,054

Total investments (cost—$138,820,490)	150,383,430

Interest receivable	1,836,263

Receivable for investments sold	531,053

Other assets	15,796

Total assets	152,766,542

Liabilities:
Payable for investments purchased	243,028

Payable for investment advisory fees	176,291

Accrued expenses and other liabilities	105,758

Total liabilities	525,077

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	135,116,083

Accumulated undistributed net investment income	2,096,061

Accumulated net realized gain from investment activities	3,466,381

Net unrealized appreciation of investments	11,562,940

Net assets	$152,241,465

Net asset value per share	$17.35

See accompanying notes to financial statements

28

Fort Dearborn Income Securities, Inc.

Statement of operations

For the year ended
September 30, 2010

Investment income:
Interest	$8,128,186

Affiliated interest	7,598

Dividends	2,932

Total investment income	8,138,716

Expenses:
Investment advisory fees	682,584

Professional fees	88,286

Reports and notices to shareholders	65,795

Custody and accounting fees	59,594

Transfer agency fees	48,956

Listing fees	23,751

Directors’ fees	11,818

Franchise taxes	9,897

Insurance expense	8,608

Other expenses	12,303

Total expenses	1,011,592

Net investment income	7,127,124

Realized and unrealized gains from investment activities:
Net realized gain from investment activities	6,436,117

Net change in unrealized appreciation (depreciation) of investments	4,383,086

Net realized and unrealized gain from investment activities	10,819,203

Net increase in net assets resulting from operations	$17,946,327

See accompanying notes to financial statements

29

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the years ended September 30,

	2010	2009

From operations:
Net investment income	$7,127,124	$6,861,976

Net realized gain (loss) from investments activities	6,436,117	(210,813)

Net change in unrealized appreciation (depreciation) of investments	4,383,086	23,263,036

Net increase in net assets resulting from operations	17,946,327	29,914,199

Dividends and distributions to shareholders from:
Net investment income	(7,898,098)	(6,230,722)

Net realized gains	(2,580,046)	(87,757)

Total dividends and distributions to shareholders	(10,478,144)	(6,318,479)

Net increase in net assets	7,468,183	23,595,720

Net assets:
Beginning of year	144,773,282	121,177,562

End of year (including undistributed net investment income of $2,096,061 and $2,777,286, respectively)	$152,241,465	$144,773,282

See accompanying notes to financial statements

30

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding through each year is presented below:

	For the years ended September 30,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$16.50	$13.81	$15.68	$15.80	$16.23

Net investment income(1)	0.81	0.78	0.85	0.82	0.81

Net realized and unrealized gains (losses) from investment activities	1.23	2.63	(1.83)	(0.14)	(0.28)

Net increase (decrease) from investment operations	2.04	3.41	(0.98)	0.68	0.53

Dividends from net investment income	(0.90)	(0.71)	(0.80)	(0.80)	(0.82)

Distributions from net realized gains	(0.29)	(0.01)	(0.09)	—	(0.14)

Total dividends and distributions	(1.19)	(0.72)	(0.89)	(0.80)	(0.96)

Net asset value, end of year	$17.35	$16.50	$13.81	$15.68	$15.80

Market price per share, end of year	$16.15	$14.85	$12.92	$13.86	$14.04

Total net asset value return(2)	12.98%	25.29%	(6.60)%	4.40%	3.46%

Total market price return(3)	17.71%	21.08%	(0.62)%	4.31%	2.01%

Ratios/supplemental data:
Net assets, end of period (in millions)	$152.2	$144.8	$121.2	$137.6	$138.7

Ratio of expenses to average net assets	0.70%	0.85%	0.72%	0.77%	0.74%

Ratio of net investment income to average net assets	4.91%	5.35%	5.45%	5.20%	5.19%

Portfolio turnover rate	101%	117%	185%	130%	93%

Number of shares outstanding at end of period (in thousands)	8,776	8,776	8,776	8,776	8,776

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

31

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities and instruments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities or instruments are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if the Fund

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

Information regarding restricted securities, if any, is included in the Fund’s Notes to portfolio of investments.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Capital stock
At September 30, 2010, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2010, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2010, the Fund owed UBS Global AM $176,291 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2010, were as follows: debt securities, excluding short-term securities and US government debt obligations, $62,186,387 and $81,121,595, respectively; and US government debt obligations, $81,483,070 and $68,735,337, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2010

The tax character of distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Distributions paid from:	2010	2009

Ordinary income	$10,478,144	$6,231,135

Net long-term capital gains	—	87,344

	$10,478,144	$6,318,479

At September 30, 2010, the components of accumulated earnings/(deficit) on tax basis were as follows:

Undistributed ordinary income	$5,599,711

Net unrealized appreciation of investments	11,525,671

Total accumulated earnings	$17,125,382

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2010, the Fund’s accumulated undistributed net investment income was increased by $89,749, and accumulated net realized gain from investment activities was decreased by $89,749. These differences are primarily due to pay down losses.

As of and during the year ended September 30, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.

Report of Ernst & Young LLP, independent registered public
accounting firm

The Board of Directors and Shareholders
of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 24, 2010

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2010, UBS Global AM had approximately $147 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $578 billion in assets under management worldwide as of September 30, 2010.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address: http://globalam-us.ubs.com/corpweb/ closedendedfunds.do.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637,

Fort Dearborn Income Securities, Inc.

General information (unaudited)

online on the Fund’s Web site: http://www.ubs.com/1/e/globalam/ Americas/globalamus/globalamusii/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s)available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject

Fort Dearborn Income Securities, Inc.

General information (unaudited)

to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 3 and 4, 2010 (the “Meeting”), the Board, consisting entirely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 28, 2010, June 3, 2010 and June 4, 2010, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

operational, legal and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance appeared in the third quintile for the one-year performance period and in the top performance quintile for all other periods presented. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund fees and expenses—When considering the fees and expenses borne by the Fund, and the reasonableness of the management fees paid

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee of the Fund placed in the first quintile of its Lipper expense group on both an actual and contractual basis. The Board did note that the Fund’s total expenses for its 2009 fiscal year ranked in the fifth quintile of its expense group, although only 0.085% above the expense group median. The Advisor explained that the Fund’s higher expenses in relation to its peers were largely due to higher legal and proxy expenses incurred during the proxy contest with dissident investors in 2008.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was reasonable. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that as a closed-end fund, which does not continuously offer its shares, asset growth will primarily result from market appreciation, which benefits its shareholders. The Board also noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significantly high profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the closed-end structure of the Fund, the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and was mailed to shareholders on or about November 4, 2010.

Non-interested Directors

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Adela Cepeda; 52 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rule Making Board (since 2010).

Frank K. Reilly; 74	Chairman	Since 1993	Mr. Reilly is a Professor of Finance
Mendoza College of Business	and Director		at the University of Notre Dame
University of Notre Dame			(since 1982).
Notre Dame, IN 46556-5649

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), director of the Morgan Stanley Smith Barney Consulting Group Capital Market Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006)

Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Non-interested Directors (concluded)

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, Illinois 60606	Director	Since 1993	Mr. Roob is retired (since 1993).

J. Mikesell Thomas; 59 1353 Astor Place Chicago, Illinois 60610	Director	Since 2002	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since July 2008), President and CEO of First Chicago Bancorp (since November 2008) and CEO of First Chicago Bank & Trust (since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001–2004).

Fort Dearborn Income Securities, Inc.,

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was a director of First Chicago Bancorp (2008 to July 2010) and a director of First Chicago Bank and Trust (2008 to 2010).

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director since 2005) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM— Americas”) from 2001 to 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is secretary of UBS Global Asset Management (Americas), Inc. (since 2004). Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/ Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc.(from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

*	This person’s business address is 1285 Avenue of the Americas New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.

Fort Dearborn Income Securities, Inc.

New York Stock Exchange certifications (unaudited)

Fort Dearborn Income Securities, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2009 annual meeting of shareholders, it filed a certification with the NYSE on December 15, 2009 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Adela Cepeda	Edward M. Roob
Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606-2807

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2010 All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606-2807

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.    Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $36,800 and $36,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2010 and 2009 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:
In each of the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,625 and $4,450, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and FIN 48 review.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2010 and September 30, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

	(c)	To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment advisor or to any entity that controls, is controlled by or is under common control with the Fund’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Fund when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

	(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

	(e)	To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor or any advisor affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2010 and September 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2010 and September 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2010 and September 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2010 and September 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2010 and September 30, 2009 on behalf of the registrant.

	There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2010 and September 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate fees billed by E&Y of $237,125 and $138,950, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

		2010	2009
	Covered Services	$7,125	$6,950

	Non-Covered Services	230,000	132,000

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas and Ms. Cepeda.

Item 6.    Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions, without charge, online on the Fund’s website
(http://www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html) or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

(a) (2) (i)	Portfolio Manager

Michael Dow

(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 8 Registered Management Investment Companies totaling approximately $600 Billion.

(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 8 additional Other Pooled Investment Companies totaling approximately $2.3 Billion.

(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 32 additional accounts totaling approximately $7.4 Billion.

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

Portfolio Manager Biography

Michael Dow is the Head of US Long Duration at UBS Global Asset Management. Mr. Dow has been a Managing Director of UBS Global Asset Management and portfolio manager of the Fund since 2008.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

•	The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
•	Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
•	Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fort Dearborn Income Securities, Inc. versus its benchmark, the Investment Grade Bond Index and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10.    Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of Mark Kemper, the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11.    Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX 99 CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver

Mark E. Carver
President

Date:	December 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver

Mark E. Carver
President

Date:	December 9, 2010

By:	/s/ Thomas Disbrow

Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	December 9, 2010